Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Brookfield Private Equity Fund LP (the “Fund”) on Form 10-Q for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Casey Tushaus, the Treasurer of the Registrant, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Casey Tushaus

Name: Casey Tushaus
Treasurer (Principal Financial Officer)
Date: August 13, 2026

This certification is being furnished solely for the purposes of 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.